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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2004

Regal Entertainment Group
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31315 (Commission File Number)	02-0556934 (IRS Employer Identification No.)
9110 East Nichols Avenue, Suite 200, Centennial, CO 80112 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code 303-792-3600

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On October 26, 2004, Regal Entertainment Group ("Regal") announced its financial results for its third fiscal quarter ended September 30, 2004. A copy of the earnings release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as exhibit 99.1. The earnings release contains certain non-GAAP financial measures for the periods set forth therein, including earnings per diluted share, excluding loss on debt extinguishment, merger and restructuring expenses and amortization of deferred stock compensation, net of related tax effects. The most directly comparable GAAP financial measure to this non-GAAP financial measure is earnings per diluted share, which is set forth in the earnings release and below for the relevant periods set forth in the earnings release:

Reconciliation of Adjusted Earnings Per Diluted Share
(in millions, except per share data)

	Quarter Ended
	Sept. 30, 2004	Sept. 25, 2003
Net income	$27.8	$44.2
Loss on debt extinguishment, net of related tax effects	0.1	—

Net income, excluding loss on debt extinguishment, net of related tax effects	27.9	44.2
Merger and restructuring expenses and amortization of deferred stock compensation, net of related tax effects	0.9	1.2

Net income, excluding loss on debt extinguishment, merger and restructuring expenses and amortization of deferred stock compensation, net of related tax effects	$28.8	$45.4
Weighted average number of diluted shares	150.1	145.3
Earnings per diluted share, excluding loss on debt extinguishment, merger and restructuring expenses and amortization of deferred stock compensation, net of related tax effects(1)	$0.19	$0.31
Earnings per diluted share	$0.19	$0.30

(1)
We have included earnings per diluted share, excluding loss on debt extinguishment, merger and restructuring expenses and amortization of deferred stock compensation, net of related tax effects, because we believe it provides investors with a useful industry comparative and is a financial measure used by management to assess the performance of our Company.

        Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the earnings release.

        Regal is also furnishing to the Commission as Exhibit 99.2 to this current report on Form 8-K certain other financial information for its last four completed fiscal quarters, including reconciliations to the most directly comparable GAAP financial measures of the non-GAAP financial measures included therein.

Item 8.01 Other Events.

        On October 26, 2004, Regal's board of directors declared a cash dividend in the amount of $0.30 per share of Class A and Class B common stock, payable on December 15, 2004 to the Class A and Class B common stockholders of record on December 1, 2004.

Item 9.01 Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Earnings release dated October 26, 2004 furnished pursuant to Item 2.02

99.2
Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP
Date: October 26, 2004	By:	/s/ AMY E. MILES
Name: Amy E. Miles Title: Chief Financial Officer

EXHIBIT INDEX

99.1
Earnings release dated October 26, 2004 furnished pursuant to Item 2.02

99.2
Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

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  Item 2.02. Results of Operations and Financial Condition.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX